GE INSTITUTIONAL FUNDS

Small-Cap Equity Fund

Supplement dated August 27, 2010

To the Prospectus and Statement of Additional Information Dated January 29, 2010

At a meeting held on July 30, 2010, the Board of Trustees of GE Institutional Funds considered and unanimously approved a new investment sub-advisory agreement (the “Sub-Advisory Agreement) between GE Asset Management Incorporated (“GEAM”), in its capacity as investment adviser to the Small-Cap Equity Fund (the “Fund”), and SouthernSun Asset Management, LLC (“SouthernSun”), as an investment sub-adviser to the Fund, effective August 23, 2010. Prior to this date, SouthernSun Asset Management, Inc. (“SouthernSun Inc.”), the predecessor to SouthernSun, served as sub-adviser to the Fund. As sub-adviser, SouthernSun Inc. managed a portion of the Fund’s assets allocated by GEAM to be invested in small-cap equity investments (the “Allocated Assets”). Due to a change in ownership of SouthernSun Inc., and the subsequent merger of SouthernSun Inc. into the newly formed SouthernSun (the “Transaction”), the current investment sub-advisory agreement with SouthernSun Inc. automatically terminated. The new Sub-Advisory Agreement with SouthernSun became effective upon the consummation of the Transaction. There are no changes in the nature, extent or quality of SouthernSun’s sub-advisory services, or in the portfolio management of the Fund with respect to the Allocated Assets as a result of the Transaction.

As a matter of regulatory compliance, shareholders of the Fund will receive an information statement within 90 days of this change, which will include additional information about the Transaction and the new Sub-Advisory Agreement.

As a result of the foregoing, all references to “SouthernSun Asset Management, Inc.” in the Fund’s prospectus and statement of additional information should be replaced with “SouthernSun Asset Management, LLC.”

This supplement should be retained with your Prospectus and Statement of Additional

Information for future reference.